UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 25, 2008
LNB BANCORP, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On March 25, 2008, LNB Bancorp, Inc. issued a press release announcing that IVS Associates, Inc., independent inspectors of election, will announce the results of the vote taken at the Company’s March 18, 2008 Special Meeting of Shareholders (the “Special Meeting”) on Friday, March 28, 2008 at 2:00 pm Eastern when the Special Meeting is reconvened at the offices of IVS Associates, Inc. The Company will thereafter issue a press release publicly announcing the vote results.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	LNB Bancorp, Inc. March 25, 2008 Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC. (Registrant)
Date: March 25, 2008	By:	/s/ Robert Heinrich
Robert Heinrich
Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	LNB Bancorp, Inc. March 25, 2008 Press Release